NOTICE OF GUARANTEED DELIVERY

for
HCC Insurance Holdings, Inc.

        This form or one substantially equivalent hereto must be used to accept the Exchange Offer of HCC Insurance Holdings, Inc. (the “Company”) made pursuant to the Offering Memorandum, dated October 18, 2004 (the “Offering Memorandum”), if certificates for the outstanding 2.00% Convertible Notes due 2021 of the Company (the “Original Notes”) are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wachovia Bank, National Association, as exchange agent (the “Exchange Agent”) prior to 5:00 P.M., New York City time, on Thursday, November 18, 2004 (the “Expiration Date”) of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Offering Memorandum.

Delivery to:

WACHOVIA BANK, NATIONAL ASSOCIATION, EXCHANGE AGENT

By Registered or Certified Mail:

Wachovia Bank, National Association

1525 West WT Harris Blvd
Charlotte, North Carolina 28288-1153

By Hand or Overnight Courier:

Wachovia Bank, National Association

1525 West WT Harris Blvd
Charlotte, North Carolina 28262

By Facsimile:

704-590-7628

Attention: Marsha Rice
Confirm by Telephone: 704-590-7413

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

      Upon the terms and conditions set forth in the Offering Memorandum and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below pursuant to the guaranteed delivery procedure set forth in the section of the Offering Memorandum entitled “The Exchange Offer”

      The Notice of Guaranteed Delivery must be signed by the holder(s) of Original Notes as their name(s) appear(s) on certificates for Original Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Principal Amount of Original Notes Tendered:*

Certificate Number:

________________________________________________________________________________

If Original Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

Account Number:

________________________________________________________________________________

Total Principal Amount Represented by Original Notes Certificate(s):

*	Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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PLEASE SIGN HERE

Principal Amount at Maturity of Original Notes Tendered:*

Certificate Number(s) (if available):

If Original Notes will be delivered by book-entry transfer to the Depository Trust Company, provide account number.

Account Number:

Total Principal Amount at Maturity Represented by Original Notes Certificate(s):

Please Sign Here

X

X

SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY

Date:

Area Code and Telephone Number:

Please Print Name(s) and Address(es)

Name(s):

Capacity:

Address(es):

      ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

* Must be in denominations of principal amount at maturity of $1000 and any integral multiple thereof.

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GUARANTEE

(Not to be Used for Signature Guarantees)

      The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the American Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Original Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Notes into the Exchange Agent’s account at The Depository Trust Company pursuant to the procedures set forth in the section of the Offering Memorandum entitled “The Exchange Offer — Procedures for Exchange”, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent’s Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

Name of Firm:

(Authorized signature)
Address:	Title:

Name:

(Zip Code)	(Please type or print)
Dated:

Area Code and Telephone No.

NOTE:	DO NOT SEND THE ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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